UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                         August 18, 1997 (July 28, 1997)
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                Date of Report (Date of earliest event reported)



                               THE AES CORPORATION
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             (Exact name of registrant as specified in its charter)



       Delaware                      0-19281                 54-1163725
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  (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)



     1001 North 19th Street Arlington, Virginia               22209
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     (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code (703) 522-1315
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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events.
------   ------------

Stock Split

          On July 15, 1997, The AES Corporation (the "Company") announced a two-for-one split of its common stock, par value $.01 per share (the "Common Stock"), in the form of a stock dividend (the "Stock Dividend"). The Stock Dividend will entitle each stockholder of record of the Common Stock on July 28, 1997 to receive one share of Common Stock for every share of the Common Stock held on the record date. The Stock Dividend will be payable on August 28, 1997. A copy of the press release announcing the Stock Dividend is attached hereto as
Exhibit 20.

Additional Shares Registered as a Result of Stock Dividend

          Pursuant to Rule 416(b) under the Securities Act of 1933 (the "Securities Act"), the number of shares of the Common Stock registered for sale under the Securities Act by the following Registration Statement on Form S-3 will be deemed to be increased by the Stock Dividend to cover the additional shares resulting from the application of the Stock Dividend to the registered shares of the Common Stock remaining unsold under the following Registration Statement as of the August 28, 1997 payable date for the Stock Dividend:



                                 Pre-Dividend
                                    Shares                Post-Dividend
Registration Statement            Registered            Shares Registered

The AES Corporation,
Amendment No. 1 to
Registration Statement
on Form S-3 (Reg. No.
33-95046)                          716,788                1,433,576


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          The foregoing Registration Statement, which incorporates by reference this Report on Form 8-K, is hereby amended pursuant to Rule 416(b) under the Securities Act to increase the amount of shares of the Common Stock registered thereunder to reflect the Stock Dividend.

Amendment to Warrant Agreement

          The Company hereby files Amendment No. 1 ("Amendment No. 1") dated as of August 13, 1997, to the Warrant Agreement, dated as of July 31, 1995 (the "Warrant Agreement") between the Company and First Chicago Trust Company of New York, as Warrant Agent. Amendment No. 1 amends the Warrant Agreement by correcting a defect in Section 10.1 thereof whereby part of the provision for mechanical adjustment to the terms of the Warrants upon the occurrence of certain events specified therein was inadvertently omitted from the Warrant Agreement. A copy of Amendment No. 1 is attached hereto as Exhibit 4.1.


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (c)      Exhibits.
                  ---------

         The following exhibits are filed herewith:

         4.1 Amendment No. 1, dated as of August 13, 1997 to Warrant Agreement, dated as of July 31, 1995 between The AES Corporation and First Chicago Trust Company of New York, as Warrant Agent.

         20       Press release of The AES Corporation dated
                  July 15, 1997 with respect to a two-for-one split of its outstanding common stock.


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                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               THE AES CORPORATION
                                               ---------------------------
                                                    (Registrant)





                                               By:  /s/ William R. Luraschi
                                                  ---------------------------
                                                    William R. Luraschi
                                                    General Counsel and
                                                      Secretary


Date:  August 18, 1997


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                                  EXHIBIT INDEX




                                                              Sequentially
Exhibit                                                       Numbered Page


   4.1          Amendment No. 1, dated as of                       6
                August 13, 1997 to Warrant
                Agreement, dated as of July 31,
                1995 between The AES Corporation
                and First Chicago Trust Company
                of New York, as Warrant Agent.

   20           Press release of The AES                           8
                Corporation dated July 15, 1997
                with respect to a two-for-one
                split of its outstanding common
                stock.


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